UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________________________________________________________

Date of Report (Date of earliest event reported): July 28, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement

On July 28 2017, we entered into an Exchange Agreement with an institutional investor who is an owner of (i) a convertible note in the principal amount of $125,000 (“Convertible Note”) dated April 17, 2017, and due June 2, 2017 and in which the principal is convertible into shares of common stock at $0.75 per share; and (ii) a warrant dated April 17, 2017 to purchase 83,334 shares of our common stock at $0.90 (“Prior Warrant”). Under the terms of the Exchange Agreement, we agreed to exchange (i) the Convertible Note for three new promissory notes in the principal amounts of $110,000 due August 1, 2017; $35,000 due August 1, 2017; and $34,000 due August 8, 2017 (individually an Exchange Note and collectively the Exchange Notes) and (ii) the Prior Warrant for a new Warrant (“Exchange Warrant”) to purchase 83,334 shares of common stock at $0.55 per share.

Concurrent with entering into the Exchange Agreement, the institutional investor entered into a subscription agreement under which we agreed to issue and sell in a registered direct offering 200,000 shares of common stock at $0.55 per share for an aggregate purchase price of $110,000 (“Registered Direct Offering”). The 200,000 shares of common stock will be purchased through the cancellation of the Exchange Note in the principal amount of $110,000.

In addition, in a concurrent private placement (the “Private Placement”), the institutional investor entered into a separate securities purchase agreement under which we agreed to issue and sell 63,600 shares of common stock at $0.55 per share for an aggregate of purchase price of $35,000. The 63,600 shares of common stock will be purchased through the cancellation of the Exchange Note in the principal amount of $35,000. Further, we issued a warrant to purchase 120,000 shares of common stock at $0.55 per share (“Warrant”).

We will receive no proceeds related to the Registered Direct Offering of common stock and the Private Placement of common stock.

The closing of the Registered Direct Offering and the Private Placement is expected to take place on August 1, 2017, subject to customary closing conditions.

The 200,000 shares of common stock are being offered and sold to the public under our shelf registration statement on Form S-3 (File No. 333-215834) initially filed with the Securities and Exchange Commission (the “Commission”) and declared effective on February 8, 2017 (the “Registration Statement”), and a prospectus supplement dated relating to the Registered Direct Offering of common stock will be filed with the Commission.

Each of the Subscription Agreement and the Securities Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing.

Each Warrant and Exchange Warrant (collectively “Warrants”) will be exercisable beginning on the initial exercise date that is six months after the date of closing at an exercise price of $0.55 per share, subject to adjustment as provided therein. The Warrants will be exercisable for five years from July 28, 2017, but not thereafter. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Warrants’ Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Warrants’ Beneficial Ownership Limitation, provided that in no event will the Warrants’ Beneficial Ownership Limitation exceed 9.99%.

The exercise price and number of the shares of our common stock issuable upon exercising the Warrants will be subject to adjustment if any stock dividends occurs and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in such Warrants.

The Warrants and shares of common stock underlying the Warrants are being offered under an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D. The Warrants and the shares of common stock issuable upon exercising the Warrants may not be offered or sold in the United States absent an effective registration statement or exemption from the registration requirement of the Securities Act.

After the Initial Exercise Date, if there is no effective registration statement registering, or no current prospectus available for reselling the shares of common stock underlying the Warrants, the holder may exercise the Warrants by means of a “cashless exercise.”

The foregoing descriptions of the Exchange Agreement, Subscription Agreement, Securities Purchase Agreement and the Warrants are qualified in their entirety by reference to the full text of the Forms of Warrant and Exchange Warrant and Forms of Exchange Agreement, Subscription Agreement, and Securities Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 10.1, 10.2 and 10.3 respectively, and incorporated herein by reference in their entirety.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents we file from time to time with the SEC. Any forward-looking statements speak only by the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the Registered Direct Offering has been filed with the Commission and is available on the Commission’s web site at http://www.sec.gov.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only with a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02               Recent Sales of Unregistered Securities

See Item 1.01 above which disclosures are incorporated herein by reference in relation to the Private Placement of common stock and Warrants and Exchange Warrant and shares of common stock underlying the Warrants (“Warrant Shares”). The offer and sale of the common stock, Warrants and Warrant Shares will be completed under the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933 and/or Section 4(a)(2) of the Securities Act. The institutional investor has represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it is acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

Item 9.01	Financial Statements and Exhibits (d)

Exhibit
No.	Description

4.1	Form of Warrant
4.2	Form of Exchange Warrant
5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation
10.1	Exchange Agreement
10.2	Form of Subscription Agreement dated July 28, 2017
10.3	Form of Securities Purchase Agreement dated July 28, 2017
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Date: July 28, 2017	By:	/s/ Amos Kohn

Amos Kohn,
President and Chief Executive Officer
(Duly Authorized Officer)